Exhibit 10.1

FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (“Amendment”) is made by and between Ceridian HCM, Inc. (“Ceridian HCM”) and Christopher R. Armstrong (“Executive”).

WHEREAS, Ceridian HCM and Executive are parties to an existing Employment Agreement with an effective date of May 1, 2019, and further amendments dated November 5, 2019, February 1, 2020 and February 28, 2022 (the “Employment Agreement”);

WHEREAS, Ceridian HCM and Executive desire to amend the Employment Agreement as reflected herein.

NOW, THEREFORE, the parties agree that effective February 28, 2023, the following amendment will be made a part of the Employment Agreement:

1. Section 3.02 is amended to an incentive plan target annual payout based on “Eighty Percent (80%)” which amount is applicable to the entirety of 2023 and going forward unless otherwise amended.

This Amendment will be attached to and be a part of the Employment Agreement between Ceridian HCM and Executive.

Except as set forth herein, the Employment Agreement will remain in full force and effect without modification.

CERIDIAN HCM, INC.

Date: February 28, 2023__________ By: /s/ Leagh Turner

Leagh Turner

Its: Co-Chief Executive Officer

EXECUTIVE:

Date: February 28, 2023__________ /s/ Christopher R. Armstrong

Christopher R. Armstrong